POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Michael Hartt of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 18, 2024

/s/Michael Hartt

Michael Hartt
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Ida Hoghooghi of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 14, 2024

/s/Ida Hoghooghi

Ida Hoghooghi
Name

POWER OF ATTORNEY

WITH RESPECT TO

EVERLAKE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)

AND

EVERLAKE ASSURANCE COMPANY
(DEPOSITOR)

The undersigned Johnny Johns of Everlake Assurance Company constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign Registration Statement (File Nos. 333-214403 and 811-23209) of the Everlake Assurance Company Variable Life Separate Account and Everlake Assurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 14, 2024

/s/Johnny Johns

Johnny Johns
Name